UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2026

Digital Brands Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40400	46-1942864
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

350 Texas Ave, Suite 250, Round Rock, TX 78664

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (212) 524-6860

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DBGI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Reverse Stock Split (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 15, 2026, the board of directors of Digital Brands Group, Inc., a Nevada corporation (the “Company”), approved a reverse stock split of the Company’s authorized, issued and outstanding shares of common stock, par value $0.0001 per share (“Common Stock”), at a ratio of 1-for-40 (the “Reverse Stock Split”). Pursuant to Section 78.207 of the Nevada Revised Statutes (the “NRS”), no stockholder approval of the Reverse Stock Split was required.

On July 20, 2026, the Company filed a Certificate of Change with the Nevada Secretary of State (the “Certificate of Change”) to effectuate the Reverse Stock Split. A copy of the Certificate of Change is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

The Reverse Stock Split will become effective at 12:01 a.m., Eastern Time, on July 24, 2026. Upon the opening of trading on July 24, 2026, the Common Stock will begin trading on a post-split basis under CUSIP number 25401N 606.

As a result of the Reverse Stock Split, proportionate adjustments will be made to the number of shares of Common Stock underlying the Company’s outstanding equity awards and the number of shares issuable under the Company’s equity incentive plans and certain existing agreements, as well as the exercise, grant and acquisition prices of such equity awards, as applicable. In addition, proportionate adjustments will be made to the Company’s outstanding warrants, resulting in each warrant becoming exercisable for one fortieth (1/40th) of a share of Common Stock. Furthermore, proportionate adjustments will be made to the conversion factor at which the Company’s convertible preferred stock may be converted into Common Stock.

Prior to the Reverse Stock Split, the Company was authorized to issue (i) 1,000,000,000 shares of Common Stock, par value $0.0001 per share. As a result of the Reverse Stock Split, the Company will be authorized to issue 25,000,000 shares of Common Stock. The par value per share of the Common Stock will remain unchanged at $0.0001 per share.

Item 8.01. Other Events.

On July 17, 2026, the Company issued a press release with respect to the Reverse Stock Split, which is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Change, filed on July 20, 2026
99.1	Press Release, dated July 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL BRANDS GROUP, INC.

Date: July 22, 2026	By:	/s/ John Hilburn Davis IV
	Name:	John Hilburn Davis IV
	Title:	President and Chief Executive Officer